UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2023

Motorcar Parts of America, Inc.

(Exact name of registrant as specified in its charter)

New York	001-33861	11-2153962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street, Torrance CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 212-7910

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MPAA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Motorcar Parts of America, Inc. (the “Company”) was held on September 14, 2023 (the “Meeting”).

At the Meeting, the Company’s Shareholders voted on proposals to: (i) elect directors; (ii) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending March 31, 2024; (iii) approve on a non-binding advisory basis the compensation of our named executive officers, and (iv) approve the frequency of future shareholder advisory votes on the compensation of our named executive officers.

All nominees for election to the Board of Directors of the Company, as directors, were elected to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, or until the earlier of such director’s death, resignation or removal. The Shareholders also ratified the selection of the independent registered public accountants.  The Shareholders approved on a non-binding advisory basis the compensation of our named executive officers.  Moreover the Shareholders approved an annual frequency for future shareholder advisory votes on the compensation of our named executive officers.

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal are set forth below:

Proposal 1—Election of Directors

Nominee

	Shares For	Shares Against	Shares Withheld	Broker Non-Votes

Selwyn Joffe	12,581,118	339,822	8,456	2,158,803
Rudolph Borneo	9,773,448	3,146,112	9,836	2,158,803
David Bryan	10,095,513	2,826,247	7,636	2,158,803
Joseph Ferguson	10,177,006	2,744,554	7,836	2,158,803
Philip Gay	9,873,795	3,047,965	7,636	2,158,803
Jeffrey Mirvis	10,037,676	2,873,874	17,846	2,158,803
Jamy Rankin	10,187,359	2,734,400	7,637	2,158,803
Douglas Trussler	12,648,203	274,736	6,457	2,158,803
Patricia (Tribby) Warfield	12,651,421	268,328	9,647	2,158,803
Barbara Whittaker	10,073,953	2,845,806	9,637	2,158,803

Proposal 2 – Ratification of Ernst & Young LLP

Shares For	Shares Against	Shares Abstaining
14,951,462	128,605	8,132

Proposal 3 – Advisory Vote on the Compensation of our Named Executive Officers

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
10,2907,780	1,429,599	592,017	2,158,803

Proposal 4 – Frequency of Future Advisory Votes on Executive Compensation

One Year	Two Years	Three Years	Abstain
11,593,522	8,115	724,738	603,021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.

Date: September 20, 2023	/s/ Juliet Stone
Juliet Stone
Vice President and General Counsel